EXHIBIT 99.1

Coherus Completes Strategic Transformation with Successful Divestiture of UDENYCA® Franchise

– $250 million post-close cash balance extends cash runway over two years into 2027, funding pipeline development through key data catalysts –

– Coherus to focus exclusively on its innovative novel oncology programs including:

– LOQTORZI®, a revenue-generating and differentiated PD-1 inhibitor;

– Casdozokitug, a first-in-class interleukin-27 (IL-27) antagonist;

– CHS-114, a highly selective CCR8 (chemokine receptor 8) antibody –

REDWOOD CITY, Calif., April 14, 2025 -- Coherus BioSciences, Inc. (Coherus or the Company; NASDAQ: CHRS) today announced the completion of the previously announced divestiture of its UDENYCA (pegfilgrastim-cbqv) franchise (the Transaction) to Intas Pharmaceuticals Ltd. (Intas) pursuant to the asset purchase agreement (the Agreement) dated December 2, 2024 between Coherus and Intas in a deal valued at up to $558.4 million. Coherus received an upfront payment of $483.4 million, including $118.4 million for UDENYCA inventory, and is eligible to receive potential milestone payments of up to $75 million.

“With strong strategic execution, we have transformed the company while dramatically reducing our debt and leaving $250 million on the post-close balance sheet. This provides ample runway to achieve our mid-term corporate objectives, including maximizing LOQTORZI revenues, advancing our novel immuno-oncology candidates in combination with LOQTORZI to key data milestones in 2026, and progressing label expanding indications for LOQTORZI in novel combinations,” said Denny Lanfear, Coherus Chairman and Chief Executive Officer. “Coherus is now an innovative, revenue-generating oncology company with a strong balance sheet, and a promising mid-stage pipeline focused on unmet needs.”

Terms of the Transaction and Financial Details

At the closing of the Transaction, which occurred on April 11, 2025, Coherus received an upfront cash payment of $483.4 million, subject to certain adjustments that will be finalized following the closing pursuant to the Agreement. After the closing, Coherus is eligible to receive two milestone payments totaling $75.0 million if Intas meets specified thresholds of net sales of UDENYCA. At the closing, Intas received identified assets related to the UDENYCA franchise, including the UDENYCA pre-filled syringe, the UDENYCA autoinjector, and UDENYCA ONBODY®, and assumed identified liabilities. At the closing, Accord BioPharma, Inc. (Accord), the U.S. specialty division of Intas Pharmaceuticals, Ltd., focused on the development of oncology, immunology, and critical care therapies, assumed full responsibility for the UDENYCA franchise in the U.S.

Advisors

J.P. Morgan Securities LLC served as Coherus’ financial advisor with respect to the Transaction and Latham & Watkins LLP acted as legal counsel to Coherus.

About Coherus BioSciences

Coherus is a fully integrated commercial-stage innovative oncology company with an approved next-generation PD-1 inhibitor, LOQTORZI® (toripalimab-tpzi), growing revenues and a promising pipeline that includes two mid-stage clinical candidates targeting liver, lung, head & neck, and other cancers. Our strategy is to grow sales of LOQTORZI in nasopharyngeal carcinoma and advance the development of new indications for LOQTORZI in combination with both our pipeline candidates as well as our partners’, driving sales multiples and synergies from proprietary combinations.

Coherus’ immuno-oncology pipeline includes multiple antibody immunotherapy candidates focused on enhancing the innate and adaptive immune responses to enable a robust antitumor response and enhance outcomes for patients with cancer. Casdozokitug is a novel IL-27 antagonistic antibody currently being evaluated in multiple Phase 1/2 and Phase 2 studies in patients with advanced solid tumors including in non-small cell lung cancer and in hepatocellular carcinoma. CHS-114 is a highly selective cytolytic anti-CCR8 antibody currently in Phase 1 studies in patients with advanced solid tumors, including head and neck squamous cell carcinoma and gastric cancer.

For more information about LOQTORZI, including the U.S. Prescribing Information and important safety information, please visit www.loqtorzi.com.

Forward-Looking Statements

The statements in this press release include express or implied forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act about the proposed transaction between the Company and Intas that involve risks and uncertainties relating to future events and the future performance of the Company and the UDENYCA business. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Words such as “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “future,” “opportunity,” “likely,” “target,” variations of such words, and similar expressions or negatives of these words are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

Examples of such forward-looking statements include, but are not limited to, express or implied statements regarding: the Agreement and related matters, including, but not limited to, the ability of the Company’s pipeline to enhance outcomes for cancer patients; expectations about future synergies; projections about growth in sales and revenues; the ability of the Company to receive any milestone payments based on net sales of UDENYCA in the future; the ability of the Company to advance its pipeline and publish data from clinical trials in the future; post-closing operations and the outlook for the Company or the UDENYCA business; statements about the Company reducing its debt in the future, projections of its cash balance post-close, projections about the Company’s cash runway in the future, and the assumptions underlying or relating to such statements.

These forward-looking statements are based on the Company’s current plans, estimates and projections. By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific, assumptions and changes in circumstances, many of which are beyond the control of the Company. A number of important factors, including those described in this press release, could cause actual results to differ materially from those contemplated in any forward-looking statements. Factors that may affect future results and may cause these forward-looking statements to be inaccurate include, without limitation: uncertainties about the ability for Intas to achieve the net sales thresholds necessary for Coherus to receive the milestone payments in the future; the risk that transition services provided by the Company to Intas after the closing of the UDENYCA divestiture disrupt the Company’s current plans and operations or divert the attention of the Company’s management or employees from ongoing business operations; the risk that the Company may not realize the anticipated benefits of the proposed transaction in the time frame expected, or at all; the effects of the proposed transaction on relationships with the Company’s employees, suppliers, business or collaboration partners or governmental entities, or other third parties as a result of the proposed transaction; the ability to retain and hire key personnel; the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the Company in the future; potential negative effects related to the consummation of the proposed transaction on the market price of the Company’s common stock and/or the Company’s operating or financial results; uncertainties as to the long-term value of the Company’s common stock; and the nature, cost and outcome of any litigation and other legal proceedings, including those involving the transaction, the Company or its employees or directors.

While the foregoing list of factors presented here is considered representative, no list should be considered to be a complete statement of all potential risks and uncertainties. There can be no assurance that the transaction described above will in fact be consummated in the manner described or at all. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the period ended December 31, 2024, filed with the Securities and Exchange Commission (SEC) on March 17, 2025, as updated by the Company’s subsequent reports filed with the SEC. Any forward-looking statements speak only as of the date of this press release and are made based on the current good faith beliefs and judgments of the Company’s management, and the reader is cautioned not to rely on any forward-looking statements made by the Company. Unless required by law, the Company is not under any duty and undertakes no obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

LOQTORZI is a registered trademark of Coherus BioSciences, Inc. UDENYCA and UDENYCA ONBODY are registered trademarks of Intas Pharmaceuticals Ltd.

©2025 Coherus BioSciences, Inc. All rights reserved.

Coherus BioSciences Contact Information:

For investors:
Jodi Sievers
VP, Investor Relations & Corporate Communications
IR@coherus.com

For media:
Argot Partners

(212) 600-1902
coherus@argotpartners.com